UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 14, 2009

ROYALITE PETROLEUM COMPANY INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-26729	88-0427619
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1200 Nueces Street
Austin, TX		78701
(Address of principal executive		(Zip Code)
offices)

Registrant's telephone number, including area code (512) 478-8900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On January 14, 2009, Royalite Petroleum Company Inc. (the “Company”) completed a private placement of 1,200,000 shares at a price of $0.25 per share for gross proceeds of $300,000. The offering was made to two accredited investors pursuant to Rule 506 of Regulation D of the Securities Act of 1933. The proceeds of the private placement will be used for working capital purposes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYALITE PETROLEUM COMPANY INC.
Date: January 21, 2009
	By:	/s/ Logan B. Anderson

LOGAN B ANDERSON
President, Secretary & Treasurer